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                                                                   EXHIBIT 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 2001 relating to the financial statements and financial statement schedule of Stanley Furniture Company, Inc., which appears in Stanley Furniture Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                        /s/ PricewaterhouseCoopers LLP
April 26, 2001